Exhibit 10.1

                      BUSINESS LOAN AGREEMENT (ASSET BASED)


Principal:  $1,608,100.00

Loan Date:  01-07-2002

Maturity:  01-06-2003

Borrower:
Flotek Industries, Inc. (TIN:  77-0709256);          Lender: Legacy Bank
Chemical and Equipment Specialties, Inc. (TIN:       Legacy Bank
73-1591850); Neal's Technology, Inc. (TIN:           PO Box 1109
73-1512452); Plainsman Technology, Inc. (TIN:        2024 N.  Hwy 81
73-1218459); Esses, Inc. (TIN:  73-1386155);         Duncan, OK 73534-1109
PADKO International Incorporated (TIN:3-1443489);
Turbeco, Inc. (TIN:  76-0228889);
USA Petrovalve, Inc. (TIN:  76-0448098);
TrinityTool, Inc. (TIN:  76-0517268);
MaterialTranslogistics, Inc. (TIN:  73-1605226); and
Petrovalve, Inc. (TIN:  76-0513130)
7030 Empire Central Drive
Houston, TX 77040

THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated January 7, 2002, is made and executed between Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology, Inc.; Plainsman Technology, Inc., Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc. ("Borrower") and Legacy Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement ("Loan"). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of January 7, 2002, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until January 6, 2003.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

          Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be inform and substance satisfactory to Lender:

               (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

               (2)  Lender  shall  have   received  such  opinions  of  counsel,
               supplemental opinions, and documents as Lender may request.

               (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

               (4)  All   guaranties   required   by  Lender   for  the   credit
               facility(ies)   shall  have  been  executed  by  each  Guarantor,
               delivered to Lender, and be in full force and effect.

               (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

               (6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

               (7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

          Making Loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

          Mandatory Loan Repayments. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

          Loan Account. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Primary Credit Facility and performance of all other Loan, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to
Lender:

          Perfection of Security Interests. Borrower agrees to execute financing statements and all documents perfecting Lender's Security Interest and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing , statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable, attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

          Collateral Records. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. Records related to Accounts (Receivables) are or will be located at . With respect to the Inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Inventory and records itemizing and describing the kind, type, quality, and quantity of Inventory, Borrower's Inventory costs and selling prices, and the daily withdrawals and additions to Inventory. Records related to Inventory are or will be located at . The above is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's collateral.

          Collateral Schedules. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and schedules of Eligible Accounts and Eligible Inventory in form and substance satisfactory to the Lender. Thereafter supplemental schedules shall be delivered according to the following schedule: With respect to Eligible Accounts, schedules shall be delivered monthly by the 10th of the following month. With respect to Eligible Inventory, schedules shall be delivered monthly by the 10th of the following month.

          Representations and Warranties Concerning Accounts. With respect to the Accounts, Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (2) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

          Representations and Warranties Concerning Inventory. With respect to the Inventory, Borrower represents and warrants to Lender: (1) All Inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (2) All Inventory values listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (3) The value of the Inventory will be determined on a consistent accounting basis; (4) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return;
          (5) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (6) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender name evidencing the storage of Inventory; and (7) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the Inventory and to check and test the same as to quality, quantity, value, and condition.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

          Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

          Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

          Fees and Expenses Under This Agreement. Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

          Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

          No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower" as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers. Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Borrower may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any indebtedness; and (J) subordinate the payment of all or any part of any of Borrower's indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

REPRESENTATIONS AND WARRANTIES: Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

          Organization. Flotek Industries, Inc. is a corporation for profit which is,and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Flotek Industries, Inc. is duly authorized to transact business in all other states in which Flotek Industries, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Flotek Industries, Inc. is doing business. Specifically, Flotek Industries, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Flotek Industries, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Flotek Industries, Inc. maintains an office at 7030 Empire Central Drive, Houston, TX 77040. Unless Flotek Industries, Inc. has designated otherwise in writing, the principal office is the office at which Flotek Industries, Inc. keeps its books and records including its records concerning the Collateral. Flotek Industries, Inc. will notify Lender prior to any change in the location of Flotek Industries, Inc.'s state of organization or any change in Flotek Industries, Inc.'s name. Flotek Industries, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Flotek Industries, Inc. and Flotek Industries, Inc.'s business activities. Chemical and Equipment Specialties, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. Chemical and Equipment Specialties, Inc. is duly authorized to transact business in all other states in which Chemical and Equipment Specialties, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Chemical and Equipment Specialties, Inc. is doing business. Specifically, Chemical and Equipment Specialties, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Chemical and Equipment Specialties, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Chemical and Equipment Specialties, Inc. maintains its principal office at 3109 Stagestand, Duncan, OK 73534. Unless Chemical and Equipment Specialties, Inc. has designated otherwise in writing, this is the principal office at which Chemical and Equipment Specialties, Inc. keeps its books and records including its records concerning the Collateral. Chemical and Equipment Specialties, Inc. will notify Lender prior to any change in the location of Chemical and Equipment Specialties, Inc.'s state of organization or any change in Chemical and Equipment Specialties,
          Inc.'s name. Chemical and Equipment Specialties, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Chemical and Equipment Specialties, Inc. and Chemical and Equipment Specialties, Inc.'s business activities. Neal's Technology, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. Neal's Technology, Inc. is duly authorized to transact business in all other states in which Neal's Technology, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Neal's Technology, Inc. is doing business. Specifically, Neal's Technology, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Neal's Technology, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Neal's Technology, Inc. maintains its principal office at 3600 B South 13th Street, Duncan, OK 73533. Unless Neal's Technology, Inc. has designated otherwise in writing, this is the principal office at which Neal's Technology, Inc. keeps its books and records including its records concerning the Collateral. Neal's Technology, Inc. will notify Lender prior to any change in the location of Neal's Technology, Inc.'s state of organization or any change in Neal's Technology, Inc.'s name. Neal's Technology, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Neal's Technology, Inc. and Neal's Technology, Inc.'s business activities. Plainsman Technology, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. Plainsman Technology, Inc. is duly authorized to transact business in all other states in which Plainsman Technology, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Plainsman Technology, Inc. is doing business. Specifically, Plainsman Technology, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Plainsman Technology, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Plainsman Technology, Inc. maintains its principal office at PO Box 557, Marlow, OK 73055. Unless Plainsman Technology, Inc. has designated otherwise in writing, this is the principal office at which Plainsman Technology, Inc. keeps its books and records including its records concerning the Collateral. Plainsman, Technology, Inc. will notify Lender prior to any change in the location of Plainsman Technology, Inc.'s state of organization or any change in Plainsman Technology, Inc.'s name. Plainsman Technology, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Plainsman Technology, Inc. and Plainsman Technology, Inc.'s .business activities. Esses, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. Esses, Inc. is duly authorized to transact business in all other states in which Esses, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Esses, Inc. is doing business. Specifically, Esses, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Esses, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Esses, Inc. maintains its principal office at 301 Industrial Dr., Duncan, OK 73533. Unless Esses, Inc. has designated otherwise in writing, this is the principal office at which Esses, Inc. keeps its books and records including its records concerning the Collateral. Esses, Inc. will notify Lender prior to any change in the location of Esses, Inc.'s state of organization or any change in Esses, Inc.'s name. Esses, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Esses, Inc. and Esses, Inc.'s business activities. PADKO International Incorporated is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Oklahoma. PADKO International Incorporated is duly authorized to transact business in all other states in which PADKO International Incorporated is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which PADKO
          International  Incorporated  is doing  business.  Specifically,  PADKO
          International Incorporated is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. PADKO International Incorporated has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. PADKO International Incorporated maintains its principal office at 15 North 9th, Duncan, OK .73533. Unless PADKO International Incorporated has designated otherwise in writing, this is the principal office at which PADKO International Incorporated keeps its books and records including its records concerning the Collateral. PADKO International Incorporated will notify Lender prior to any change in the location of PADKO International Incorporated's state of organization or any change in PADKO International Incorporated's name. PADKO International Incorporated shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to PADKO International Incorporated and PADKO International Incorporated's business activities. Turbeco, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. Turbeco, Inc. is duly authorized to transact business in all other states in which Turbeco, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Turbeco, Inc. is doing business. Specifically, Turbeco, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Turbeco, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Turbeco, Inc. maintains its principal office at 7030 Empire Central Drive, Houston, TX 77040. Unless Turbeco, Inc. has designated otherwise in writing, this is the principal office at which Turbeco, Inc. keeps its books and records including its records concerning the Collateral. Turbeco, Inc. will notify Lender prior to any change in the location of Turbeco, Inc.'s state of organization or any change in Turbeco, Inc.'s name. Turbeco, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights, and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Turbeco, Inc. and Turbeco, Inc.'s business activities. USA Petrovalve, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. USA Petrovalve, Inc. is duly authorized to transact business in all other states in which USA Petrovalve, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which USA Petrovalve, Inc. is doing business. Specifically, USA Petrovalve, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. USA Petrovalve, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. USA Petrovalve, Inc. maintains its principal office at 7030 Empire Central Drive, Houston, TX 77040. Unless USA Petrovalve, Inc. has designated otherwise in writing, this is the principal office at which USA Petrovalve, Inc. keeps its books and records including its records concerning the Collateral. USA Petrovalve, Inc. will notify Lender prior, to any change in the location of USA Petrovalve, Inc.'s state of organization or any change in USA Petrovalve, Inc.'s name. USA Petrovalve, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and, privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to USA Petrovalve, Inc. and USA Petrovalve, Inc.'s business activities. Trinity Tool, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. Trinity Tool, Inc. is duly authorized to transact business in all other states in which Trinity Tool, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Trinity Tool, Inc. is doing business. Specifically, Trinity Tool, Inc. is, and at all times shall, be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Trinity Tool, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Trinity Tool, Inc. maintains its principal office at PO Box 899, Mason, TX 76856. Unless Trinity Tool, Inc. has designated otherwise in writing, this is the principal office at which Trinity Tool, Inc. keeps its books and records including its records concerning the Collateral. Trinity Tool, Inc. will notify Lender prior to any, change in the location of Trinity Tool, Inc.'s state of organization or any change in Trinity Tool, Inc.'s name. Trinity Tool, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Trinity Tool, Inc. and Trinity Tool, Inc.'s business activities. Material Translogistics, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Texas. Material Translogistics, Inc. is duly authorized to transact business in all other states in which Material Translogistics, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Material Translogistics, Inc. is doing business. Specifically, Material Translogistics, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business, or financial condition. Material Translogistics, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Material Translogistics, Inc. maintains an office at 3600 B South 13th Street, Duncan, OK 73533. Unless Material Translogistics, Inc. has designated otherwise in writing, the principal office is the office at which Material Translogistics, Inc. keeps its books and records including its records concerning the Collateral. Material Translogistics, Inc. will notify Lender prior to any change in the location of Material Translogistics, Inc.'s state of organization or any change in Material Translogistics, Inc.'s name. Material Translogistics, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Material Translogistics, Inc. and Material Translogistics, Inc.'s business activities. Petrovalve, Inc. is a corporation for profit which is, and at all times shall be duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Petrovalve, Inc. is duly authorized to transact business in all, other states in which Petrovalve, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Petrovalve, Inc. is doing business. Specifically, Petrovalve, Inc. is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Petrovalve, Inc. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Petrovalve, Inc. maintains its principal office at 7030 Empire Central Drive, Houston, TX 77040. Unless Petrovalve, Inc. has designated otherwise in writing, this is the principal office at which Petrovalve, Inc. keeps its books and records including its records concerning the Collateral. Petrovalve, Inc. will notify Lender prior to any change in the location of Petrovalve, Inc.'s state of organization or any change in Petrovalve, Inc.'s name. Petrovalve, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Petrovalve, Inc. and Petrovalve, Inc.'s business activities.

          Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

          Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Petrovalve, Inc.'s articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or
          (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

          Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

          Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five
          (5) years.

          Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of Borrower's Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or .claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower, becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of, this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

          Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

          Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

          Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

          Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants' and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

          Notices of Claims and Litigation. Promptly inform Lender in writing of
          (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

          Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          Financial Statements. Furnish Lender with the following:

               Annual Statements. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower.

               Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared by Borrower.

               Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

          All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

          Additional  Information.   Furnish  such  additional  information  and
          statements, as Lender may request from time to time.

          Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

          Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:
          (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

          Other Agreements. Comply with all terms and conditions of, all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

          Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

          Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

          Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

          Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

          Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

          Compliance  with  Governmental  Requirements.  Comply  with all  laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

          Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

          Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

          Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or occupied, by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

          Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or
(2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. If Lender is required by law to give Borrower notice before or after Lender makes an expenditure, Borrower agrees that notice sent by regular mail at least five (5) days before the expenditure is made or notice delivered two (2) days before the expenditure is made is sufficient, and that notice within sixty (60) days after the expenditure is made is reasonable.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

          Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume, indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

          Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or
          (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

          Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with .someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable, law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
          Agreement:

          Payment Default. Borrower fails to make any payment when due under the Loan.

          Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

          Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

          Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

          Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

          Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve
          (12) months, it may be cured (and no Event of Default wilt have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as maybe prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. All prior and contemporaneous representations and discussions concerning such matters either are included in this document or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Agreement, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Borrower's obligations under this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

          Caption   Headings.   Caption  headings  in  this  Agreement  are  for
          convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

          Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Oklahoma. This Agreement has been accepted by Lender in the State of Oklahoma.

          Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

          No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

          Notices. To the extent permitted by applicable law, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. To the extent permitted by applicable law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

          Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

          Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

          Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

          Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

          Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

          Account. The word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

          Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this Agreement.

          Agreement. The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

          Borrower. The word "Borrower" means Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology,Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc., and all other persons and entities signing the Note in whatever capacity.

          Borrowing Base. The words "Borrowing Base" mean this line of credit in addition to the existing line of credit are limited to 50% of A/R, those less than 90 days and less any inter-company A/R, and 50% of inventory and work in progress inventory adjusted on a monthly basis. The total line of credit is $3,000,000 with both notes combined.

          Business Day. The words "Business Day" mean a day on which commercial banks are open in the State of Oklahoma.

          Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

          Eligible Accounts. The words "Eligible Accounts" mean at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

               (1) Accounts with respect to which the Account Debtor is employee or agent of Borrower.

               (2) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with Borrower or its shareholders, officers, or directors.

               (3)   Accounts   with  respect  to  which  goods  are  placed  on
               consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

               (4) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

               (5) Accounts which are subject to dispute, counterclaim, or setoff.

               (6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

               (7)  Accounts  with  respect  to  which   Lender,   in  its  sole
               discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

               (8) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

               (9) Accounts which have not been paid in full within 90 days from the invoice date.

          Eligible Inventory. The words "Eligible Inventory" mean at any time, all of Borrower's Inventory as defined below except:

               (1) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties.

               (2) Inventory which Lender, in its sole discretion, deems to be obsolete, unsalable, damaged, defective, or unfit for further processing.

          Environmental. Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

          Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

          Expiration Date. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

          GAAP. The word "GAAP" means generally accepted accounting principles.

          Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

          Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

          Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

          Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation .any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

          Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

          Inventory. The word "Inventory" means all of Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrower's custody or possession and all returns on Accounts.

          Lender. The word "Lender" means Legacy Bank, its successors and assigns.

          Loan.   The  word  "Loan"  means  any  and  all  loans  and  financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

          Note.  The word "Note" means the Note  executed by Flotek  Industries,
          Inc.;  Chemical and Equipment  Specialties,  Inc.; Neal's  Technology,
          Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc. in the principal amount of $1,608,100.00 dated January 7, 2002, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

          Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender;
          (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

          Primary Credit Facility. The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

          Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

          Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

          Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OP THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED JANUARY 7, 2002.

BORROWER:

FLOTEK INDUSTRIES, INC.



By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Flotek Industries, Inc.       Randall D. Keys, Chief Financial Officer of Flotek
                                                             Industries, Inc.
By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Flotek Industries, Inc.


CHEMICAL AND EQUIPMENT SPECIALTIES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Chemical and Equipment        Randall D. Keys, Chief Financial Officer of
   Specialties, Inc.                                         Chemical and Equipment Specialties, Inc.

By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Chemical and Equipment
   Specialties, Inc.


NEAL'S TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Neal's Technology, Inc.       Glenn S. Penny, President of Neal's Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Neal's
   Technology, Inc.


PLAINSMAN TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Plainsman                     Glenn S. Penny, President of Plainsman
   Technology, Inc.                                          Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Plainsman
   Technology, Inc.


ESSES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Esses, Inc.                   Glenn S. Penny, President of Esses, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Esses, Inc.


PADKO INTERNATIONAL, INCORPORATED

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of PADKO International           Glenn S. Penny, President of PADKO International
   Incorporated                                              Incorporated

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of PADKO
   International Incorporated


TURBECO, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Turbeco, Inc.                 Glenn S. Penny, President of Turbeco, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Turbeco, Inc.


USA PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
  -----------------------------------------------------      ----------------------------------------------------
  Jerry D. Dumas, Sr., CEO of USA Petrovalve, Inc.           Glenn S. Penny, President of USA Petrovalve, Inc.

By:/s/ Tom D. Morton
  --------------------------------------------
  Tom D. Morton, Vice President of USA Petrovalve, Inc.


TRINITY TOOL, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Trinity Tool, Inc.            Glenn S. Penny, President of Trinity Tool, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Trinity Tool, Inc.


MATERIAL TRANSLOGISTICS, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Material                      Glenn S. Penny, President of Material
   Translogistics, Inc.                                      Translogistics, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Material
   Translogistics, Inc.


PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Petrovalve, Inc.              Glenn S. Penny, President of Petrovalve, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Petrovalve, Inc.


LENDER:

LEGACY BANK

By:/s/ Authorized Signer
   -----------------------------------------------------
   Authorized Signer

                                 PROMISSORY NOTE


Principal:  $1,608,100.00

Loan Date:  01-07-2002

Maturity:  01-06-2003


Borrower:Flotek Industries, Inc. (TIN:  77-0709256);      Lender: Legacy Bank
         Chemical and Equipment Specialties, Inc. (TIN:   Legacy Bank
         73-1591850); Neal's Technology, Inc. (TIN:       PO Box 1109
         73-1512452); Plainsman Technology, Inc. (TIN:    2024 N.  Hwy 81
         73-1218459); Esses, Inc. (TIN:  73-1386155);     Duncan, OK 73534-1109
         PADKO International Incorporated (TIN:
         73-1443489); Turbeco, Inc. (TIN:  76-0228889);
         USA Petrovalve, Inc. (TIN:  76-0448098); Trinity
         Tool, Inc. (TIN:  76-0517268);.  Material
         Translogistics, Inc. (TIN:  73-1605226); and
         Petrovalve, Inc. (TIN:  76-0513130)
         7030 Empire Central Drive
         Houston, TX 77040

PROMISE TO PAY. Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology, Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc. ("Borrower") jointly and severally promise to pay to Legacy Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Six Hundred Eight Thousand One Hundred & 00/100 Dollars ($1,608,100.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on January 6, 2003. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning February 7, 2002, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the minimum prime lending rate for large U.S. Money Center Commercial banks as published in the Money Rate Section of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each quarter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 6.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Legacy Bank, Legacy Bank, PO Box 1109, 2024 N. Hwy 81, Duncan, OK 73534-1109.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $20.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 21.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

          Payment Default. Borrower fails to make any payment when due under this Note.

          Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

          False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any, guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

          Change In Ownership. Any change in ownership of twenty-five percent (25 %) or more of the common stock of Borrower.

          Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

          Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Oklahoma. This Note has been accepted by Lender in the State of Oklahoma.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or other payment order including any preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by in addition to any other collateral, this note is secured by security agreements and/or mortgages on real property in Stephens County, Oklahoma from Chemical and Equipment Specialties, Inc. to Legacy Bank dated 01-23-2001, 5-30-2001, 9-28-2001. And from security agreements from Flotek Industries, Inc. to Legacy Bank dated 01-04-2002.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Legacy Bank PO Box 1038 Hinton, OK 73047.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release; substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.


PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.


BORROWER:


FLOTEK INDUSTRIES, INC.



By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Flotek Industries, Inc.       Randall D. Keys, Chief Financial Officer of Flotek
                                                             Industries, Inc.

By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Flotek Industries, Inc.


CHEMICAL AND EQUIPMENT SPECIALTIES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   ----------------------------------------------------      ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Chemical and Equipment        Randall D. Keys, Chief Financial Officer of
   Specialties, Inc.                                         Chemical and Equipment Specialties, Inc.

By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Chemical and Equipment
   Specialties, Inc.


NEAL'S TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Neal's Technology, Inc.          Glenn S. Penny, President of Neal's Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Neal's
   Technology, Inc.


PLAINSMAN TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Plainsman                        Glenn S. Penny, President of Plainsman
   Technology, Inc.                                             Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Plainsman
   Technology, Inc.


ESSES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Esses, Inc.                      Glenn S. Penny, President of Esses, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Esses, Inc.


PADKO INTERNATIONAL, INCORPORATED

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of PADKO International              Glenn S. Penny, President of PADKO International
   Incorporated                                                 Incorporated

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of PADKO
   International Incorporated


TURBECO, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Turbeco, Inc.                    Glenn S. Penny, President of Turbeco, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Turbeco, Inc.


USA PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of USA Petrovalve, Inc.             Glenn S. Penny, President of USA Petrovalve, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of USA Petrovalve, Inc.


TRINITY TOOL, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Trinity Tool, Inc.               Glenn S. Penny, President of Trinity Tool, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Trinity Tool, Inc.


MATERIAL TRANSLOGISTICS, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Material                         Glenn S. Penny, President of Material
   Translogistics, Inc.                                         Translogistics, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Material
   Translogistics, Inc.


PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ---------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Petrovalve, Inc.                 Glenn S. Penny, President of Petrovalve, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Petrovalve, Inc.

                          COMMERCIAL SECURITY AGREEMENT


Principal:  $1,608,100.00

Loan Date:  01-07-2002

Maturity:  01-06-2003

Grantor:Flotek Industries, Inc.  (TIN:  77-0709256);       Lender:  Legacy Bank
        Chemical and Equipment Specialties, Inc.  (TIN:    Legacy Bank
        73-1591850); Neal's Technology, Inc.  (TIN:        PO Box 1109
        73-1512452); Plainsman Technology, Inc.  (TIN:     2024 N. Hwy 81
        73-1218459); Esses, Inc.  (TIN:  73-1386155);      Duncan, OK 73534-1109
        PADKO International Incorporated (TIN:
        73-1443489); Turbeco, Inc.  (TIN:  76-0228889);
        USA Petrovalve, Inc.  (TIN:  76-0448098); Trinity
        Tool, Inc.  (TIN:  76-0517268);.   Material
        Translogistics, Inc..  (TIN:  73-1605226); and
        Petrovalve, Inc.  (TIN:  76-0513130)
        7030 Empire Central Drive
        Houston, TX 77040

THIS COMMERCIAL SECURITY AGREEMENT dated January 7, 2002, is made and executed between Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology, Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc. ("Grantor") and Legacy Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

         All Inventory, Chattel Paper, Accounts, Equipment, General Intangibles and Fixtures

The Collateral includes any and all of Grantor's present and future inventory (including consigned inventory), related equipment, goods, merchandise and other items of personal property, no matter where located, of every type and description, including without limitation any and all of Grantor's present and future raw materials, components, work-in-process, finished items, packing and shipping materials, containers, items held for sale, items held for lease, items for which Grantor is lessor, goods to be furnished under contract for services, materials used or consumed in Grantor's business, whether held by Grantor or by others, and all documents of title, warehouse receipts, bills of lading, and other documents of every type covering all or any part of the foregoing, and any and all additions thereto and substitutions or replacements therefor, and all accessories, attachments, and accessions thereto, whether added now or later, and all products and proceeds derived or to be derived therefrom, including without limitation all insurance proceeds and refunds of insurance premiums, if any, and all sums that may be due from third parties who may cause damage to any of the foregoing, or from any insurer, whether due to judgment, settlement, or other process, and any and all present and future accounts, contract rights, chattel paper, instruments, documents, and notes that may be derived from the sale, lease or other disposition of any of the foregoing, and any rights of Grantor to collect or enforce payment thereof, as well as to enforce any guarantees of the forgoing and security therefor, and all of Grantor's present and future general intangibles in any way related or pertaining to the ownership, operation, use; or collection of any of the foregoing, including without limitation Grantor's books, records, files, computer disks and software, and all rights that Grantor may have with regard thereto. Inventory includes inventory temporarily out of Grantor's possession or custody and all returns on accounts, chattel paper and instruments.

The Collateral includes any and all of Grantor's present and future chattel paper, equipment leases, retail installment contracts, notes and chattel mortgages, notes and security agreements, instruments, documents, and all other similar obligations and indebtedness that may now and in the future be owed to or held by Grantor from whatever source arising, and all monies and proceeds payable thereunder, and all of Grantor's rights and remedies to collect and enforce payment and performance thereof, as well as to enforce any guaranties of the foregoing and security therefor, and all of Grantor's present and future rights, title and interest in and with respect to the goods or other property that may give rise to or that may secure any of the foregoing, including without limitation Grantor's insurance rights with regard thereto, and any and all present and future general intangibles of Grantor in any way related or pertaining to any of the foregoing, including without limitation Grantor's account ledgers, books, records, files, computer disks and software, and all rights that Grantor may have with regard thereto.

The Collateral includes any and all of Grantor's present and future accounts, accounts receivable, other receivables, contract rights, instruments, documents, notes, and all other similar obligations and indebtedness that may now and in the future be owed to or held by Grantor from whatever source arising, and all monies and proceeds payable thereunder, and all of Grantor's rights and remedies to collect and enforce payment and performance thereof, as well as to enforce any guaranties of the foregoing and security therefor, and all of Grantor's present and future rights, title and interest in and with respect to the goods, services, and other property that may give rise to or that may secure any of the foregoing, including without limitation Grantor's insurance rights with regard thereto, and all present and future general intangibles of Grantor in any way related or pertaining to any of the foregoing, including without limitation Grantor's account ledgers, books, records, files, computer disks and software, and all rights that Grantor may have with regard thereto.

The Collateral includes any and all of Grantor's now owned and hereafter acquired equipment, machinery, furniture, furnishings and fixtures of every type and description, and all accessories, attachments, accessions, substitutions, replacements and additions thereto, whether added now or later, and all proceeds derived or to be derived therefrom, including without limitation any equipment purchased with the proceeds, and all insurance proceeds and refunds of insurance premiums, if any, and any sums that may be due from third parties who may cause damage to any of the foregoing, or from any insurer, whether due to judgment, settlement or other process, and any and all present and future chattel paper, instruments, notes and monies that may be derived from the sale, lease or other disposition of any of the foregoing, any rights of Grantor to collect or enforce payment thereof as well as to enforce any guaranties of the foregoing and security therefor, and all present and future general intangibles of Grantor in any way related or pertaining to the ownership, operation, or use of the foregoing, and any rights of Grantor with regard thereto.

The Collateral includes all general intangibles, choses in action and causes of action and all other intangible personal property and rights of Grantor of every nature and kind, now owned or hereafter acquired, including without limitation corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trade marks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, tax refund claims, insurance proceeds, including without limitation insurance covering the lives of key employees on which Grantor is beneficiary, and any letter of credit, guaranty, claim, security interest, or other security held or granted to Grantor to secure payment of any indebtedness.

The Collateral includes any and all of Grantor's now owned or hereafter acquired fixtures and other real estate related goods, furnishings and accessories, and all attachments, accessions, substitutions, replacements and additions thereto or therefor, whether added now or later, and all proceeds derived or to be derived therefrom, including without limitation any fixtures purchased with the proceeds, and all insurance proceeds and refunds of insurance premiums, if any, and any sums that may be due from third parties who may cause damage to any of the foregoing, or from any insurer, whether due to judgment, settlement or other process, and any and all present and future accounts, chattel paper, instruments, notes and monies that may be derived from the sale, lease or other disposition of any of the foregoing.

The word "Collateral" also includes any and all present or future parts, accessories, attachments, additions, accessions, substitutions and replacements to and for the collateral. The word "Collateral" further includes any and all of Grantor's present and future rights to any proceeds derived or to be derived from the sale, lease, damage, destruction, insurance loss, expropriation and other disposition of the collateral, including without limitation, any and all of Grantor's rights to enforce collection and payment of such proceeds.

Despite any other provision of this Agreement, Lender is not granted, and, will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor has granted a continuing security interest in the Collateral in favor of Lender to secure any and all present and future Indebtedness of Grantor in favor of Lender, as may be outstanding from time to time set forth above, in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges, with the continuing preferences and priorities provided under applicable Louisiana law. Grantor agrees that all such additional loans and Indebtedness will be secured under this Agreement without the necessity that Grantor, (or any of them) agree or consent to such a result at the time such additional loans are made and Indebtedness incurred, without the further necessity that the note or notes evidencing such additional loans or Indebtedness refer to the fact that such notes are secured by this Agreement. Grantor further agrees Grantor may not subsequently have a change of mind and insist that any such additional loans or Indebtedness not be secured by this Agreement unless Lender specifically agrees to such a request in writing.

DURATION OF AGREEMENT. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

          Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender.

          Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of any Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

          Purchase Money Security Interest. Lender's security interest in Grantor's inventory and/or equipment as provided herein constitutes a "purchase money security interest" within the context of the Uniform Commercial Code, and Grantor shall use, or, as applicable, has used the proceeds of Grantor's loan evidenced by the herein-referenced Note solely to purchase or acquire such inventory and/or equipment.

          No Violation. The execution, and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

          Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any Account becomes subject to a security interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services, previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

          Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

          Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Louisiana, without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

          Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any Encumbrance or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

          Title, Authority, Binding Effect. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all.

          Encumbrance. The word "Encumbrance" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights, of every nature and kind, whether in admiralty, at, law, or in equity that now and/or in the future may affect the Collateral or any part or parts thereof except for Lender's security interest. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor further represents and warrants that Grantor has requisite authority to enter into this Agreement in favor of Lender and to grant to Lender the security interest in the Collateral as provided herein. Grantor additionally represents and warrants that this Agreement is binding upon Grantor as well as Grantor's heirs, successors, transferees and assigns, and is legally enforceable in accordance with its terms.

          Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

          Inspection   of   Collateral.    Lender   and   Lender's    designated
          representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

          Taxes. Grantor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges of every type and description, that may from time to time be imposed, assessed and levied against the Collateral or against Grantor. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

          Compliance with Governmental Requirements. Grantor shall comply promptly with, and shall cause others to comply with, all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized. Grantor shall not use the Collateral, and shall not permit others to use the Collateral, for any purpose other than those previously agreed to by Lender in writing; but in no event shall any of the Collateral be used in any manner that would damage, depreciate or diminish its value or that may result in cancellation or termination of insurance coverage. Grantor additionally agrees not to do or suffer to be done anything that may increase the risk of fire or other hazards to the Collateral.

          Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

          Required Insurance. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance where applicable) as may be required by Lender. Such insurance shall be in an amount not less than the full replacement value of the Collateral, or such other amount or amounts as Lender may require or approve in writing. Grantor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Grantor and Lender as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation and condition of the Collateral, and further containing a broad form contractual liability endorsement covering Grantor's obligations to indemnify Lender as provided hereunder.

          Insurance Proceeds. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to Lender. All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys' fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor's Indebtedness.

          Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
          (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the mariner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

          Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor's obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's security interest. Grantor additionally agrees to obtain, upon
          Lender's request, and in form and substance as may then be satisfactory to Lender, appropriate waivers and subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

          Future Encumbrances. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

          Notice of Encumbrances. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

          Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or Lender's designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designates.

          Financing Statements. Grantor authorizes Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute lien entry forms, financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. Lender or Lender's agents may also periodically contact individual obligors and debtors to verify the amounts then owing under such obligations, to determine whether such obligors and debtors have any offsets or counterclaims against the accounts or Grantor, and to inquire about such other matters as Lender may deem necessary or desirable. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

ADDITIONAL COVENANTS.  Grantor additionally agrees:

          No Settlement or Compromise. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of the Collateral.

          Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral, which books and records shall at all times be open to inspection and copying by Lender or its designated agent Lender shall also have the right to inspect Grantor's banks and records, and to discuss Grantor's affairs and finances with Grantor at such reasonable times as Lender may designate.

          Aging of Accounts. Grantor will periodically, at such intervals requested by Lender, furnish Lender with an aging of that part of the Collateral consisting of accounts, together with a certificate executed by an officer of Grantor, in such form and containing such representations and warranties regarding the accounts as Lender may reasonably require.

          Notice to Obligors. Upon request by Lender, Grantor immediately will notify individual obligors with regard to the Collateral, advising such obligors of the fact that Lender has been granted a security interest in their obligations. In the event that Grantor should fail to provide such notices for any reason upon Lender's request, Grantor agrees that Lender may forward appropriate notices to such obligors and debtors either in Lender's name or in Grantor's name

          Additional Documents. Grantor shall at anytime, from time to time, one or more times, upon Lender's written request, execute and deliver such further documents and do any and all such further acts and things as Lender may reasonably request, with in Lender's sole discretion, to effect the purposes of this Agreement.

          Verifications. Grantor additionally agrees that Lender or Lender's agents may periodically contact individual debtors whose Notes, Instruments and Chattel Paper have been assigned and pledged under this Agreement in order to verify the amounts then owing under such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and with respect to such other matters about which Lender may inquire.

          Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral and Rights, and Lender will promptly give like notice to Grantor of any such notices received by tender or its nominee.

LENDER'S EXPENDITURES. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral, including without limitation, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note or at the highest rate authorized by law, from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

          Default Under the Note. Should Grantor default in the payment of principal or interest under the Note or any of the Indebtedness.

          Default Under this Agreement. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

          Default Under other Agreements. Should any default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

          Other Defaults in Favor of Lender. Grantor or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

          Insolvency. Should the suspension, failure or insolvency, however evidenced, of Grantor or any Guarantor occur or exist.

          Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor or any Guarantor.

          Assignment for Benefit of Creditors. Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

          Receivership. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

          Receivership. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

          Dissolution   Proceedings.   Proceedings   for  the   dissolution   or
          appointment of a liquidator of Grantor or any guarantor are commenced.

          False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

          Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party, under applicable law, and more specifically under the Louisiana Commercial Laws (La. R.S. 10: 9-101 et seq.). In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

          Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor. Lender, at its sole option, may accelerate the maturity and declare and demand immediate payment in full of any and all Indebtedness secured hereby in principal, interest, costs, expenses, attorneys' fees and other fees and charges.

          Seizure and Sale of Collateral in Louisiana. In the event that Lender elects to commence appropriate Louisiana foreclosure proceedings under this Agreement, Lender may cause the Collateral, or any part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Grantor or placing Grantor in default, all of which are expressly waived.

          Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted to Lender, up to the full amount of the Indebtedness in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges. Grantor further confesses judgment and acknowledges to be indebted unto and in favor of Lender in the amount of all additional advances that Lender may make on Grantor's behalf pursuant to this Agreement, together with interest thereon, up to a maximum of two (2) times the face amount of the aforesaid Note. To the extent permitted under applicable Louisiana law, Grantor additionally waives: (1) the benefit of appraisal as provided in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (2) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;
          (3) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (4) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (5) all other benefits provided vender Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

          Keeper. Should any or all of the Collateral be seized as an incident to an action for the recognition or enforcement of this Agreement, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor hereby agrees that the court issuing any such order shall, if requested by Lender, appoint Lender, or any agent designated by Lender or any person or entity named by Lender at the time such seizure is requested, or anytime thereafter, as Keeper of the Collateral as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Grantor agrees to pay the reasonable fees of such Keeper, which compensation to the Keeper shall also be secured by this Agreement in the form of an Additional Advance as provided in this Agreement.

          Declaration of Fact. Should it become necessary for Lender to foreclose under this Agreement, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508; as applicable.

          Deliver Collateral. This provision applies, to the extent applicable, if and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default, or should there be a subsequent change in Louisiana law permitting such remedies. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor, to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

          Public or Private Sale of Collateral. To the extent that any of the Collateral is then in Lender's possession, Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other, persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private safe or any other disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in LA, Louisiana.

          Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Leases and Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

          Collect Revenues, Apply Accounts. Lender shall have the right at Lender sole option and election, at anytime, whether or not one or more Events of Default then exist under this Agreement, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from the Collateral, as such amounts become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all of Grantor's records, ledger sheets, and other documentation, in the form requested by Lender, with regard to the Collateral and any and all proceeds and/or payments applicable thereto.

          Lender shall have the further right, whether or not an Event of Default then exists under this Agreement, where appropriate and within Lender's sole discretion, to file suit, either in Lender's own name or in the name of Grantor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under this Agreement, and if as a result of such it is necessary for Lender to attempt to collect any such proceeds and/or payments from the obligors therefor, Lender may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Grantor under this Agreement or under the Indebtedness. To that end, Grantor hereby irrevocably constitutes and appoints Lender as Grantor's attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Lender.

          Additional Expenses. In the event that it should become necessary for Lender to conduct a search for any of the Collateral in connection with any foreclosure action, or should it be necessary to remove the Collateral, or any part or parts thereof, from the premises in which or on which the Collateral is then located, and/or to store and/or refurbish such Collateral, Grantor agrees to reimburse Lender for the cost of conducting such a search and/or removing and/or storing and/or refurbishing such Collateral, which additional expense shall also be secured by the lien of this Agreement.

          Specific  Performance.  Lender  may,  in addition to or in lieu of the foregoing remedies, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained in this Agreement or in aid of the execution or enforcement of any power in this Agreement granted.

          Obtain Deficiency. Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement and any Related Document.

          Other Rights and Remedies. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

          Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor will be fully responsible for any losses that Lender may suffer as a result of anyone other than Lender asserting any rights or interest in or to the Collateral. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security interests in any of the Collateral subject to this Agreement and any of the rights and powers granted Lender hereunder. In the event that Grantor fails to do what is required of it under this Agreement, or if any action or proceeding is commenced naming Lender as a party or affecting Lender's security interests or the rights and powers granted under this Agreement, then Lender may, without releasing Grantor from any of its obligations under this Agreement, does whatever Lender believes to be necessary and proper within its sole discretion to protect the security of this Agreement, including without limitation making additional advances on Grantor's behalf as provided herein.

INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender arising out of or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender hereunder. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

EXECUTION OF ADDITIONAL DOCUMENTS. Grantor agrees to execute all additional documents, instruments and agreements that Lender may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Lender, to keep this Agreement in effect, to better reflect the true intent of this Agreement, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Grantor and delivered to Lender.

INSPECTION OF COLLATERAL. Lender and Lender's designated representatives, and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

AUDITS. Lender and its agents may also periodically conduct audits of the Collateral and may further inspect and audit Grantor's books and records that in any way pertain to the Collateral and any part or parts thereof.

APPLICATION OF PAYMENTS. Grantor agrees that all payments and other sums and amounts received by Lender under the Indebtedness or under this Agreement, shall be applied: first, to reimburse Lender for its costs of collecting the same (including but not limited to, reimbursement of Lender's reasonable attorneys' fees); second, to the repayment of interest on all additional advances that Lender may has made on Grantor's behalf pursuant to this Agreement; third, to the payment of principal of all such additional advances; and finally, to the payment of principal and interest on the Indebtedness then outstanding, which may be applied in such order and priority as Lender may determine within its sole discretion.

TAXATION. In the event that there should be any change in law with regard to taxation of security agreements or the debts they secure, Grantor agrees to pay any taxes, assessments or charges that may be imposed upon Lender as a result of this Agreement.

EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all, Guarantors on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect, of releasing any party or parties from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Lender and Grantor, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Lender and Grantor, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          Amendments. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

          Attorneys' Fees; Expenses. Grantor, agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          Caption   Headings.   Caption  headings  in  this  Agreement  are  for
          convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Oklahoma, except and only to the extent of procedural matters related to the perfection and enforcement of Lender's rights and remedies against the Collateral, which matters shall be governed by the laws of the State of Louisiana. However, in the event that the enforceability or validity of any provision of this Agreement is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Oklahoma.

          Joint and Several Liability. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each Grantor signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

          Notices. To give Grantor any notice required under this Agreement, Lender may hand deliver or mail the notice to Grantor at Grantor's last address in Lender's records. If there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided in this section. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

          Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic, facsimile or other reproduction of any financing statement. Grantor will reimburse Lender for all expenses for the perfection, termination and the continuation of the perfection of Lender's security interest in the Collateral.

          Exemption Waiver. In granting this Agreement, Grantor waives any and all homestead exemptions and other rights and all, other exemptions from seizure or sale with regard to the Collateral to which Grantor may be entitled under the laws of the State of Louisiana.

          Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

          Successors and Assigns Bound; Solidary Liability. Subject to any limitations set forth herein on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, and their successors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by any Grantor under this Agreement shall be on a "solidary" or "joint and several" basis.

          Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10:
9-101, et seq.):

          Account. The Word "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or services rendered owing to Grantor (or to a third party grantor acceptable to Lender).

          Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

          Borrower. The word "Borrower" means Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology, Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool,Inc. ; Material Translogistics, Inc.; and Petrovalve, Inc., and all other persons and entities signing the Note in whatever capacity.

          Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

          Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

          Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules; or regulations adopted pursuant thereto.

          Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default, section of this Agreement.

          GAAP. The word "GAAP" means generally accepted accounting principles.

          Grantor. The word "Grantor" means Flotek Industries, Inc.; Chemical and Equipment Specialties, Inc.; Neal's Technology, Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc.

          Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances", are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any, fraction thereof and asbestos.

          Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

          Lender. The word "Lender" means Legacy Bank, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

          Note.  The word "Note" means the Note  executed by Flotek  Industries,
          Inc.;  Chemical and Equipment  Specialties  Inc.;  Neal's  Technology,
          Inc.; Plainsman Technology, Inc.; Esses, Inc.; PADKO International Incorporated; Turbeco, Inc.; USA Petrovalve, Inc.; Trinity Tool, Inc.; Material Translogistics, Inc.; and Petrovalve, Inc in the principal amount of $1,608,100.00, dated January 7, 2002, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

          Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.\

          Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

          Rights. The word "Rights" means any and all of Grantor's additional rights granted and pledged to Lender as provided under this Agreement.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 7, 2002.

GRANTOR:

FLOTEK INDUSTRIES, INC.


By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Flotek Industries, Inc.          Randall D. Keys, Chief Financial Officer of Flotek
                                                                Industries, Inc.
By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Flotek Industries, Inc.


CHEMICAL AND EQUIPMENT SPECIALTIES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Randall D. Keys
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Chemical and Equipment           Randall D. Keys, Chief Financial Officer of
   Specialties, Inc.                                            Chemical and Equipment Specialties, Inc.

By:/s/ Glenn S. Penny
   -----------------------------------------------------
   Glenn S. Penny, President of Chemical and Equipment
   Specialties, Inc.


NEAL'S TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Neal's Technology, Inc.          Glenn S. Penny, President of Neal's Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Neal's
   Technology, Inc.


PLAINSMAN TECHNOLOGY, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Plainsman                        Glenn S. Penny, President of Plainsman
   Technology, Inc.                                             Technology, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Plainsman
   Technology, Inc.


ESSES, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Esses, Inc.                      Glenn S. Penny, President of Esses, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Esses, Inc.






PADKO INTERNATIONAL, INCORPORATED

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of PADKO International              Glenn S. Penny, President of PADKO International
   Incorporated                                                 Incorporated

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of PADKO
   International Incorporated


TURBECO, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Turbeco, Inc.                    Glenn S. Penny, President of Turbeco, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Turbeco, Inc.


USA PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of USA Petrovalve, Inc.          Glenn S. Penny, President of USA Petrovalve, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of USA Petrovalve, Inc.


TRINITY TOOL, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------     ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Trinity Tool, Inc.            Glenn S. Penny, President of Trinity Tool, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Trinity Tool, Inc.


MATERIAL TRANSLOGISTICS, INC.

By:/s/ Jerry D. Dumas, Sr.                                   By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Material                         Glenn S. Penny, President of Material
   Translogistics, Inc.                                         Translogistics, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Material
   Translogistics, Inc.


PETROVALVE, INC.

By:/s/ Jerry D. Dumas, Sr.                                    By:/s/ Glenn S. Penny
   -----------------------------------------------------        ----------------------------------------------------
   Jerry D. Dumas, Sr., CEO of Petrovalve, Inc.                 Glenn S. Penny, President of Petrovalve, Inc.

By:/s/ Tom D. Morton
   --------------------------------------------
   Tom D. Morton, Vice President of Petrovalve, Inc.
